Note 6 - Long-Term Debt (Detail) - Long Term Debt Obligations (USD $)	Dec. 30, 2012	Dec. 25, 2011
Total long-term debt	$ 44,647,285
Less current portion (includes VIE debt of $0 and $89,414, respectively)	(6,095,684)	(2,967,135)
Long-term debt, net of current portion	38,551,601	16,841,355
Note Payable September 2017 [Member]
Secured Long Term Debt	35,678,572
Note Payable 5 May 2017 [Member]
Note payable - $10.0 million development line of credit; payable to RBS with a senior lien on all the Company’s personal property and fixtures. Interest is charged based on one-month LIBOR plus an applicable margin, which ranges from 2.5% to 3.7%, depending on the lease adjusted leverage ratio defined in the terms of the agreement. The rate at December 30, 2012 was approximately 3.61%.	7,015,555
Note Payable June 2030 [Member]
Secured Long Term Debt	1,102,539
Note Payable 2030 Junior [Member]
Secured Long Term Debt	848,903
Note Payable April 2013 [Member]
Secured Long Term Debt	$ 1,716